UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2012

IPC THE HOSPITALIST COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33930	No. 95-4562058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4605 Lankershim Boulevard, Suite 617

North Hollywood, California 91602

(Address of Principal Executive Offices) (Zip Code)

(888) 447-2362

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 30, 2012, IPC The Hospitalist Company, Inc. (the “Company”) filed definitive additional soliciting materials (the “Proxy Statement Supplement”) relating to its 2012 Annual Meeting of Stockholders, to be held on June 7, 2012 (the “Annual Meeting”). At the Annual Meeting, the Company is requesting that the stockholders of the Company approve the IPC The Hospitalist Company, Inc. 2012 Equity Participation Plan (the “Plan”), as set forth in Proposal No. 4 to the Company’s Proxy Statement, filed with the Securities and Exchange Commission on April 23, 2012 (the “Proxy Statement”).

After mailing the Proxy Statement, the Board of Directors approved an amendment (the “Amendment”) to the proposed Plan to decrease the number of shares that may be granted as awards under the Plan, assuming that it is approved by stockholders, from 2.1 million to 1.8 million shares. Other than the change described above, all other terms of the Plan remain the same as those described in the Proxy Statement. For additional detail on the terms of the Amendment, please refer to the Proxy Statement Supplement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC THE HOSPITALIST COMPANY, INC.

By:	/s/ Adam D. Singer, M.D.
	Name:	Adam D. Singer, M.D.
	Title:	Chief Executive Officer

Date: May 30, 2012

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